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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: FEBRUARY 3, 1999

                           LAHAINA ACQUISITIONS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            COLORADO                     0-27480                 84-1325695
(STATE OF OTHER JURISDICTION OF     (COMMISSION FILE            (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)           NO.)               IDENTIFICATION NO.)


                                 (904) 277-4438
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OF FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In January, the Registrant engaged Bearden & Smith ("Bearden"), an independent accounting firm, to provide certain accounting consulting services to the Registrant related to preparing historical financials for a recently acquired subsidiary of the Registrant. On February 3, 1999, Millward and Co. ("Millward"), who had served as principal accountant to audit the financial statements of the Registrant, after discussions with the Registrant regarding its ongoing needs for auditing services, resigned from its engagement with the Registrant. Following such resignation, the Board of Directors of the Registrant approved the engagement of Bearden as the Registrant's principal accountant and replacement for Millward. The Board approved the engagement of Bearden because it had the resources and geographical location needed to serve the Registrant as its business grows.

Millward's report on the Registrant's financial statements for each of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation of Millward, there were no disagreements with Millward on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Millward, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

Millward did not advise the Registrant during the Registrant's two most recent fiscal years or during the subsequent interim period preceding Millward's resignation:

         (a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

         (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

         (c) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or


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         (d)      that information had come to its attention that it had
                  concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

Millward was authorized by the Registrant to respond fully to inquiries of Bearden.

Except such advice as has been provided by Bearden in connection with consulting services related to the preparation of historical financials for the Registrant's recently acquired subsidiary, during the two most recent fiscal years and during the interim period prior to engaging Bearden, neither the Registrant nor anyone on its behalf consulted Bearden regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that Bearden concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

Letters from Millward and Bearden addressed to the Securities and Exchange Commission have been requested and will be filed with the Commission within ten business days after the date hereof.

ITEM 5.           OTHER EVENTS

In order to enhance the Registrant's ability to acquire, develop, renovate, manage, and sell its properties, the Registrant has recently formed a subsidiary, Klein Real Estate Services, and has acquired a mortgage brokerage operation based in Gainesville, Georgia. Gerald Sullivan, the Vice-Chairman of the Registrant, will run First Southern Mortgage, which the Registrant acquired from his son, Jerry Sullivan. The Registrant has several other initiatives underway including the acquisition of a resort hospitality division and a marketing promotions division. These additional acquisitions are all contingent on the successful transfer of the associated licenses to the Registrant by the issuing governmental agencies.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Lahaina Acquisitions, Inc.
                                           (REGISTRANT)

                                          /s/ Richard P. Smyth
                                          ----------------------
February 9, 1999                          Richard P. Smyth
                                          Chairman





















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